Exhibit 99.2

Casper Sleep Inc. to be Acquired by

Durational Capital Management

$6.90 Per Share Purchase Price Delivers Substantial 94% Premium

NEW YORK – November 15, 2021 - Casper Sleep Inc. (NYSE: CSPR) (“Casper” or “the Company”) announced today that it entered into a definitive agreement to be acquired by Durational Capital Management LP (“Durational”). Under the terms of the agreement, Casper common stockholders will receive cash consideration of $6.90 per share, representing a 94% premium to the closing share price on November 12, 2021, the last trading day prior to this announcement and a premium of approximately 80% to the 30-day volume weighted average price ending November 12, 2021

Transaction Details

Casper’s Board of Directors has unanimously approved the transaction and recommends that Casper stockholders approve the transaction and adopt the merger agreement. The transaction is expected to close in the first quarter of 2022 and is subject to customary closing conditions, including Casper stockholder approval. Officers and directors of Casper and affiliated investors, who in the aggregate own or control approximately 28% of the Company’s outstanding shares, have agreed to vote in favor of the transaction. Upon closing the transaction, Casper will operate as a privately-held company and will remain based in New York.

The transaction is not subject to a financing condition and Durational has committed debt financing led by KKR Credit and Callodine Commercial Finance, LLC.

Casper Sleep CEO Comment

“We are delighted to announce this transaction with Durational Capital Management that creates immediate and substantial value for shareholders, and allows Casper to move forward on strong financial footing,” said Casper’s Co-Founder and Chief Executive Officer, Philip Krim. “In consultation with outside advisors, Casper’s Board of Directors evaluated a range of strategic and financial alternatives over several months and determined, after careful consideration, that the transaction proposed by Durational is superior to all other alternatives available. With a commitment to maximizing value for all shareholders, the Board unanimously supports the offer from Durational and recommends that shareholders approve the transaction. This agreement offers a promising opportunity to realize the highest value for our stockholders while providing Casper with much needed capital to execute on future initiatives to sustain and grow its business.”

Durational Capital Management Comment

“We are excited to invest in Casper given its iconic brand, strong growth profile and track record of innovation,” said Eric Sobotka, Managing Partner at Durational Capital Management.

Matthew Bradshaw, Managing Partner at Durational Capital Management, added: “With its world-class products and focus on health and wellness, we believe Casper is well-positioned for future success. We look forward to partnering with the Casper team to build on the strength of the brand and to create new opportunities for the company to thrive.”

Advisors

Jefferies LLC is serving as financial advisor and Latham & Watkins LLP is serving as legal advisor to Casper Sleep Inc. in connection with the proposed transaction. Kirkland & Ellis LLP is serving as legal advisor to Durational Capital Management in connection with the proposed transaction.

Cancellation of Third Quarter 2021 Conference Call

The Company will not be conducting its third quarter 2021 conference call and webcast, previously scheduled for today, November 15, 2021 at 5:00 p.m. Eastern Time. The Company plans to file its quarterly report on Form 10-Q with the Securities and Exchange Commission (the “SEC”) on November 15, 2021.

About Casper

Casper believes everyone should sleep better. The Sleep Company has a full portfolio of obsessively engineered sleep products—including mattresses, pillows, bedding, and furniture designed in-house by the Company’s award-winning R&D team at Casper Labs. In addition to its e-commerce business, Casper owns and operates Sleep Shops across North America and its products are available at a growing list of retailers.

About Durational Capital Management, LP

Based in New York, Durational Capital Management LP is an investment firm that invests in high quality consumer companies. Durational approaches its investments with a strategic mindset and focuses on driving long-term value creation through partnership with top tier management teams and actively supporting management to drive operational improvements. The firm was founded in 2017, and its investment professionals have extensive experience investing in the consumer sector. For more information, visit: www.durational.com.

Important Information and Where to Find It

In connection with the proposed transaction between the Company and Durational Capital Management LP, a special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed transaction. The Company expects to file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to the Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at https://ir.casper.com or by contacting the Company investor relations department at cspr@jcir.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders will be set forth in the Proxy Statement for its special stockholder meeting. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company directors and executive officers in the transaction, which may be different than those of the Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the impact of the COVID-19 pandemic and the related effect on our employees, customers and business operations; our business strategy and plans; the future growth of our business; objectives of management for future operations and creating long-term value; the management transition and anticipated benefits thereof; and the proposed transaction with Durational Capital Management LP and anticipated benefits thereof. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: including the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Company’s business and other conditions to the completion of the transaction; conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the failure by Durational Capital Management LP to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; potential litigation relating to the proposed transaction; the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; and restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; we will need additional financing to execute our business plan, to fund our operations and to continue as a going concern; the COVID-19 pandemic could adversely impact our business, financial condition and results of operations; our ability to compete successfully in the highly competitive industries in which we operate; our ability to maintain and enhance our brand; the success of our retail store and retail partnerships expansion plans; our ability to successfully implement our growth strategies related to launching new products; the effectiveness and efficiency of our marketing programs; our ability to manage our current operations and to manage future growth effectively; our past results may not be indicative of our future operating performance; our ability to manage our supply chain commensurate with demand and successfully and timely deliver merchandise to our retail partners and customers; the duration and impact of current supply chain constraints and inflationary pressures our business, financial condition and results of operations; our ability to attract new customers or retain existing customers; the growth of the market for sleep as a retail category and our ability to become a leader or maintain our leadership in the category; the impact of social media and influencers on our reputation; our ability to protect and maintain our intellectual property; our exclusive reliance on third-party contract manufacturers whose efforts we are unable to fully control; our ability to effectively implement strategic initiatives; our ability to transfer our supply chain and other business processes to a global scale; risks relating to fluctuations in the cost and availability of raw materials and fuel; risks relating to our international operations and expansion; we are dependent on our retail partners; general economic and business conditions; we or our service providers could be subject to system failures or interruptions, cyber-based attacks and security breaches or other incidents; risks relating to changing legal and regulatory requirements, and any failure to comply with applicable laws and regulations; we may be subject to product liability claims and other litigation; we may experience fluctuations in our quarterly operating results; we have and expect to continue to incur significant losses; risks relating to our indebtedness; our need for additional funding, which may not be available; risks relating to taxes; our ability to attract and retain qualified personnel; future sales by us our stockholders may cause the market price of our stock to decline; and risks and additional costs relating to our status as a public company. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Contact Information

For Casper:

Joseph Jaffoni, Norberto Aja, Jennifer Neuman

JCIR

(212) 835-8500

cspr@jcir.com

For Durational:

Jared Levy, Emily Claffey, Jeff Huber

Sard Verbinnen & Co

(212) 687-8080

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